UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

LOTON, CORP

(Exact name of registrant as specified in its charter)

Nevada	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 23, 2016, Loton, Corp (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission (the “SEC”) to report that the Company sold certain of its securities to an accredited investor (the “Investor”) for total gross proceeds of $1,250,000. This Amendment No. 1 to the Original Current Report (this “Amendment No. 1”) is being filed by the Company to clarify the number of warrants issued to the Investor as part such financing, as the warrant coverage was 50% and not 100% as originally reported. In addition, this Amendment No. 1 reflects the number of shares and warrants sold to the Investor pre- and post- the Company’s 2-for-1 forward stock split in the form of a dividend which was completed in September 2016 (the “Split”).

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2016 and June 10, 2016, the Company sold certain of its securities to the Investor for total gross proceeds of $1,250,000. The securities were sold pursuant to two Subscription Agreements, dated as of June 8, 2016 and June 10, 2016, respectively (collectively, the “Subscription Agreements”), entered into by and between the Company and the Investor, and consisted of (i) 500,000 shares (250,000 pre-Split) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a purchase price of $2.50 ($5.00 pre-Split) per share, and (ii) 3-year warrants to purchase an aggregate of 250,000 (125,000 pre-Split) shares of Common Stock exercisable at $0.005 ($0.01 pre-Split) per share (collectively, the “Warrants”). The net proceeds of the sale of these securities will be used for general working capital. The Subscription Agreements and the Warrants contain certain customary representations, warranties and covenants.

All of the foregoing securities sold are “restricted securities” and as such are subject to all applicable restrictions on transfer specified by federal and state securities laws. Such securities were issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder and involved transactions by an issuer not involving any public offering. This Amendment No. 1 does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Warrants and the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are included as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Amendment No. 1 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Amendment No. 1 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of Common Stock Warrant issued by the Company to the Investor on June 8, 2016 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2016, Exhibit 99.4).

4.2	Form of Common Stock Warrant issued by the Company to the Investor on June 10, 2016 (incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2016, Exhibit 99.3).

10.1	Subscription Agreement, dated as of June 8, 2016, by and between the Company and the Investor (incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2016, Exhibit 99.2).

10.2	Subscription Agreement, dated as of June 10, 2016, by and between the Company and the Investor (incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2016, Exhibit 99.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Content Checked Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTON, CORP

/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Executive Chairman and President

Dated: November 16, 2016